Exhibit 99.1

JOINT FILING AGREEMENT

February 17, 2017

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and  Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: February 17, 2017	BITTER END ROYALTIES, LP

	By:	Bitter End, LLC, its general partner

	By:	/s/ Benny D. Duncan
	Name:	Benny D. Duncan
	Title:	Sole Manager

EAGLE MINERALS LP

	By:	Eagle Management, LLC, its general partner

	By:	/s/ Benny D. Duncan
	Name:	Benny D. Duncan
	Title:	Sole Member

GORDA SOUND ROYALTIES, L.P.

	By:	Gorda Sound, LLC, its general partner

	By:	/s/ Benny D. Duncan
	Name:	Benny D. Duncan
	Title:	Sole Manager

OIL NUT BAY ROYALTIES, LP

By:	Oil Nut Bay, LLC, its general partner

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Manager

TRUNK BAY ROYALTY PARTNERS, LTD.

By:	Trunk Bay, LLC, its general partner

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Manager

BITTER END, LLC

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Manager

EAGLE MANAGEMENT, LLC

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Member

GORDA SOUND, LLC

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Manager

OIL NUT BAY, LLC

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Manager

TRUNK BAY, LLC

By:	/s/ Benny D. Duncan
Name:	Benny D. Duncan
Title:	Sole Manager

Benny D. Duncan

/s/ Benny D. Duncan